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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
               (Exact name of issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   68-0318293
                      (IRS Employer Identification Number)


                                1601 Airport Road
                                Ukiah, California
                    (Address of principal executive offices)

                                      95482
                                   (Zip Code)


Registrant's telephone number, including area code:            (707) 463 6610

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Effective on or about November 1, 2004, Mendocino Brewing Company, Inc. (the "Company") entered into a Settlement Agreement and Release (the "Agreement") with respect to a civil action (the "Action") brought against the Company and others by House of Daniels, Inc., dba Golden Gate Distributing Company ("GGDC"), arising out of the Company's termination, during 2003, of a written distribution agreement with GGDC. In addition to the Company, GGDC had also sued United Breweries of America, Inc. ("UBA"), one of the Company's principal shareholders; Dr. Vijay Mallya, who is the Chairman of the Board of the Company and of UBA; Mark Anderson, the Company's West Coast Sales Manager; and two distribution companies that were contracted by the Company to service between them the territory formerly handled by GGDC (the "Subsequent Distributors").

        In the course of the Action, a cross-complaint was filed against GGDC by the Company, and cross-complaints were filed against the Company by the Subsequent Distributors. The Agreement releases the claims asserted in, arising out of, or related to the Action by GGDC against the Company and the other defendants, and by the Company against GGDC. The Agreement does not release, or even cover, the cross-claims asserted against the Company by the Subsequent Distributors, however.

        Under the terms of the Agreement, the Company will pay GGDC a total of $900,000 in settlement of all claims (the "Settlement Amount"). Payment is to be made in three installments: $400,000 by January 31, 2005; $300,000 by June 30, 2005; and the remaining $200,000 by December 31, 2005. No other payments are called for by any party to the Action. UBA has guaranteed the payment, in full, of each of the installment payments included in the Settlement Amount.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

        Pursuant to the Agreement described in Item 1.01, above, effective on or about November 1, 2004, the Company became obligated to GGDC on a direct unsecured financial obligation in the amount of $900,000, payable in three installments as described above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)     EXHIBITS

        EXHIBIT NO.                       DESCRIPTION
        10.69                    Settlement Agreement and Release


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                                   SIGNATURES


        Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MENDOCINO BREWING COMPANY, INC.
                                                       (Registrant)


Date:  November 3, 2004                     By:    /s/ N. Mahadevan
                                               ---------------------------------
                                               N. Mahadevan, Secretary and
                                               Chief Financial Officer







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